UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 4, 2004

DELPHAX TECHNOLOGIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	0-10691	41-1392000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 Whitewater Drive
Minnetonka, Minnesota	55343-9420
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 939-9000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURE
Press Release

Items 1, 2, 3, 4, 5, 6, 8, 9, 10 and 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is filed as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued August 4, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Delphax Technologies Inc. hereby furnishes a press release, issued on August 4, 2004, disclosing material non-public information regarding its results of operations for the quarter ended June 30, 2004. The press release is also available on the Company’s website, which is www.delphax.com.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DELPHAX TECHNOLOGIES INC.

By	/s/ Jeffrey S. Mathiesen

Jeffrey S. Mathiesen Vice President and Chief Financial Officer

Dated: August 4, 2004